SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

November 22, 2005
Date of Report (Date of earliest event reported)

Woodhead Industries, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-5971	36-1982580
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3 Parkway North, Suite 550, Deerfield, IL 60035
(Address of principal executive offices) (Zip Code)

847-236-9300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written Communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)

On November 22, 2005, William K. Hall resigned from the Board of Directors (the “Board”) of Woodhead Industries, Inc (the “Company”). At the time of his resignation, Mr. Hall was a member of the Board’s Audit, Executive and Human Resources Committees. Mr. Hall has served on the Board since November 2002.

On December 2, 2005 the Board, in accordance with the Company’s By-Laws, will reduce the size of the Board from eight to seven members, effective immediately.

SIGNATURE

Under the requirements of Section 13 or 15(d) of the Securities and Exchange Act of 1934 this report was signed on behalf of the Registrant by the authorized person below.

WOODHEAD INDUSTRIES, INC.

Date: November 29, 2005	By:	/s/ Robert H. Fisher
Robert H. Fisher Vice President, Finance and C.F.O. (Principal Financial Officer)